FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT

THIS FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT (the “First Amendment”) is made and entered into as of the 2nd of February, 2010, by and between MCP RETAIL, LLC, a Florida limited liability company ("Seller") and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Buyer”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Contract dated December 21, 2009 for the purchase and sale of Pleasant Hill shopping center located in Kissimmee, Florida and as legally described by the contract (the “Agreement”).

WHEREAS, Seller and Buyer have mutually agreed to amend certain provisions of the Agreement.

NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer agree as follows:

1.

The second line of Section 4(a) is amended by deleting the phrase “thirty (30) business days following the Effective Date” and inserting the phrase “February 5, 2010” therein.

2.

This First Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one First Amendment. Each person executing this First Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this First Amendment.  Any counterpart to this First Amendment may be executed by facsimile copy and shall be binding on the parties.

The Agreement shall remain in full force and effect, as modified hereby.

PLEASE SEE FOLLOWING PAGE FOR SIGNATURES

CVS Portfolio

First Amendment to Letter Agreement

SELLER:

MCP RETAIL, LLC

a Florida limited liability company

By: /s/ Michael A. Collard

Michael A. Collard, Manager

BUYER

INLAND REAL ESTATE ACQUISITIONS, INC.

An Illinois corporation

By: /s/ Lou Quilici

Print name: Lou Quilici

Title: Sr. VP

CVS Portfolio

First Amendment to Letter Agreement

EXHIBIT “L”

 Schedule of Difference Between the Base Rent Due Annually under the

Metro Lease and the Historical Base Rent Payments by Metro

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